UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2021, LCI Industries (the “Company”) entered into amendments to its existing Fourth Amended and Restated Credit Agreement dated as of December 14, 2018, as amended (the “Amended Credit Facility”), with JPMorgan Chase, N.A., Wells Fargo Bank, N.A., Bank of America, N.A. and certain other bank lenders and its existing Fifth Amended and Restated Note Purchase and Private Shelf Agreement dated as of November 11, 2019, as amended (the “Shelf-Loan Facility”) with PGIM, Inc. (formerly Prudential Investment Management, Inc.) and certain of its affiliates. The amendments specifically permit the convertible note hedge transactions and warrant transactions described below and make certain other technical changes, including changes related to the offering of the Notes (as defined below).

The foregoing description is qualified in its entirety by reference to the text of the amendments to the Amended Credit Facility and the Shelf-Loan Facility, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On May 10, 2021, the Company intends to commence a distribution of a confidential preliminary offering memorandum (the “Offering Memorandum”) to potential investors relating to a proposed private offering by the Company (the “Offering”), subject to market and other conditions, of $400.0 million in aggregate principal amount of convertible senior notes due 2026 (the “Notes”). The Company intends to grant the initial purchasers in the Offering a 13-day option to purchase up to an additional $60.0 million in aggregate principal amount of Notes. In connection with the Offering, the Company expects to enter into privately negotiated convertible note hedge and warrant transactions with one or more financial institutions, which may include one or more of the initial purchasers or their respective affiliates.

If the Offering is consummated, the Company intends to use a portion of the net proceeds from the Offering to fund the cost of entering into the convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the warrant transactions). The Company intends to use the remainder of the net proceeds from the Offering to repay outstanding borrowings under its revolving credit facility and for general corporate purposes. If the initial purchasers exercise their option to purchase additional Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the additional warrant transactions).

The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Notes and the shares of common stock, if any, issuable upon conversion of the Notes have not been registered under the Securities Act or any state securities laws, and the Notes and such shares may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

On May 10, 2021, the Company issued a press release pursuant to Rule 135c under the Securities Act announcing its intent to commence the Offering. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer to sell, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the securities laws of such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index:

10.1	Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of May 7, 2021, by and among LCI Industries, Lippert Components, Inc., LCI Industries B.V., LCI Industries Pte. Ltd., each other Subsidiary of the Company listed on the signature pages thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Third Amendment to Fifth Amended and Restated Note Purchase and Private Shelf Agreement, dated as of May 7, 2021, by and among PGIM, Inc. and the noteholders party thereto, Lippert Components, Inc., LCI Industries and the other parties thereto.

99.1	Press Release dated May 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve risks and uncertainties, including statements concerning the proposed terms of the Notes and the convertible note hedge and warrant transactions, the completion, timing and size of the proposed Offering of the Notes and the convertible note hedge and warrant transactions and the anticipated use of proceeds from the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from the Company’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in the Company’s Securities and Exchange Commission (“SEC”) filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES

(Registrant)

Dated: May 10, 2021	By:	/s/ Brian M. Hall
Brian M. Hall
Chief Financial Officer